HORACE MANN MUTUAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2001

Information about the Small Cap Growth Fund is supplemented as follows:
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On October 19, 2001, Mazama Capital Management began serving as the subadviser to approximately 50% of the Small Cap Growth Fund. To reflect this change, the "Main Investment Strategies" section on page 9 of the Prospectus is hereby amended to read as follows:

                           MAIN INVESTMENT STRATEGIES: The Fund ordinarily
                  invests substantially all of its assets in small cap equity securities (less than $2.5 billion at the time of investment) with earnings growth potential. Such securities would be considered by the subadvisers to have favorable and above-average earnings growth prospects; that is, securities with growth rate estimates in excess of the average for the Fund's benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of smaller-capitalization organizations.

                           Wilshire Associates Incorporated ("Wilshire") serves
                  as the investment adviser to the Small Cap Growth Fund. In its oversight of the investment program of the Small Cap Growth Fund, Wilshire selects investment managers as subadvisers to manage the funds in the portfolio, and determines the allocation of the Small Cap Growth Fund's assets among those selected subadvisers. Wilshire has discretion to select, retain, and discharge the subadvisers for the Small Cap Growth Fund with approval from the Fund's Board of Trustees. Wilshire may take these actions at any time without shareholder approval.

                           Wilshire selects subadvisers to manage the assets of
                  the Small Cap Growth Fund based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance. Currently, Wilshire has retained BlackRock Financial Management, Inc. ("BlackRock") and Mazama Capital Management ("Mazama") to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.

                           BlackRock uses proprietary screens to identify growth
                  stocks with market capitalizations under $2 billion. BlackRock conducts

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                  fundamental research on a company and technical analysis on a company's stock before making purchase decisions.

                           BlackRock generally will sell a stock when, in its
                  opinion, the fundamentals deteriorate, when the stock's relative price momentum declines, or upon an earnings disappointment.

                           In managing its portion of the Small Cap Growth Fund,
                  Mazama employs a proprietary model that incorporates both quantitative and qualitative inputs to identify growth companies with market capitalizations under $2.5 billion that trade at attractive valuations and are likely to exceed current market expectations. Mazama then conducts in-depth research on these candidates before making purchase decisions.

                           Mazama will sell a stock when its proprietary model
                  composite ranking declines substantially due to price appreciation or deterioration in fundamentals.

                           In normal circumstances, the Fund intends to be fully
                  invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswing, thus reducing the Fund's opportunity to achieve its investment objective.

     In addition, on page 17 of the Prospectus, Mazama Capital Management should be added as a subadviser of 50% of the assets of the Small Cap Growth Fund.

     The following information regarding Mazama Capital Management and its Small Cap Growth Team should be inserted after the information on BlackRock's Small Cap Growth Team on page 19 of the Prospectus:

                           Mazama Capital Management ("Mazama"), One Southwest
                  Columbia Street, Portland, Oregon 97258, is a registered investment adviser. Mazama has approximately $700 million in assets under management as of September 30, 2001.

                           Mazama's Small Cap Growth Team is supported by
                  Mazama's research analysts and traders and includes the following individuals:

                           Ronald A. Sauer is the senior portfolio manager. Mr. Sauer has over 21 years of investment experience, has been a portfolio manager at Mazama since founding the


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                           firm in 1997 and was previously President and
                           Director of Research for Black & Company, Inc., a leading Northwest investment firm.

                           Helen M. Degener is the chief investment officer, has been with Mazama since 1999 and was previously senior portfolio manager for Fiduciary Trust. Ms. Degener has over 31 years of investment experience.

                           Steven C. Brink, CFA, is responsible for overseeing research, has been at Mazama since its founding in 1997 and was previously chief investment officer at US Trust. Mr. Brink has over 24 years of investment experience.

Information about the International Equity Fund is supplemented as follows:
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On September 24, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Zurich Scudder"), with the exception of Zurich Scudder's UK operations, Threadneedle Investments. Because the transaction would constitute an assignment of the Adviser's sub-advisory agreement with Zurich Scudder under the Investment Company Act of 1940, and, therefore, a termination of such agreement, the Adviser will provide the International Equity Fund's shareholders with an information statement within ninety days of entering into a new sub-advisory agreement with the new Deutsche Bank/Zurich Scudder entity. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Dated:            November 8, 2001